SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 18, 2000

                 (Date of earliest event reported: May 17, 2000)


                              TekInsight.Com, Inc.

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             (Exact name of registrant as specified in its charter)


         Delaware                        1-11568                  95-4228470
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(State or other jurisdiction            (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.)





         5 Hanover Square                  New York, NY            10004
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(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code (212) 271-8550
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                                       N/A

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          (Former name or former address, if changed since last report)

Item 5.       Other Events.

         On May 17, 2000, TekInsight.Com, Inc. acquired Big Technologies, Inc. ("Big"), a Boston-based provider of Internet solutions specializing in the development of e-government sites. The merger was accomplished by merging Big with and into a wholly-owned subsidiary of TekInsight. The two shareholders of Big Technologies, Kyle Tager and Andrew Lee, received as consideration in the merger $1.05 million of common stock of TekInsight (the "Share Consideration"), based on the average market value of TekInsight's common stock over the five trading days ending on May 17, 2000 (the "Market Average Price"), $150,000 in cash and 3.5% of the outstanding common stock of the surviving entity, also called Big Technologies, Inc. The shareholders can also earn up to $650,000 upon the surviving company attaining certain revenue levels during the twelve months ending on the first anniversary of the closing of the merger. Further, TekInsight has the right until November 30, 2000 to purchase (the "Call Right") up to $100,000 of the Share Consideration at the Market Average Price, and, to the extent that TekInsight does not exercise its Call Right, the former Big shareholders have the right during the month of December 2000 to sell to TekInsight up to $100,000 of Share Consideration at the Market Average Price.

         In connection with the merger, Mr. Tager, formerly the president and chief executive officer of Big, signed a three-year employment agreement to continue as president and chief executive officer of the surviving entity.

Item 7.       Financial Statements and Exhibits.

         (c)    Exhibits.

                Exhibit 2.1 Agreement and Plan of Merger, dated as of May 17, 2000, among TekInsight.Com, Inc., BigTech Acquisition Corp. and Big Technologies, Inc.

                Exhibit 10.1 Shareholders Agreement, dated as of May 17, 2000, among TekInsight.Com, Inc., Big Technologies, Inc. and the Shareholders.

                Exhibit 10.2 Employment Agreement, dated as of May 17, 2000, between Big Technologies, Inc., TekInsight.Com, Inc. and Kyle Tager.

                Exhibit 10.3 Form of Non-Compete Agreement to be executed by Big Technologies, Inc. with certain key employees.

                Exhibit 99.1       Press release dated May 17, 2000.

                Exhibit 99.2       Press release dated May 17, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 18, 2000             TEKINSIGHT.COM, INC.


                                    By:/s/Arion Kalpaxis
                                       --------------------------
                                        Arion Kalpaxis,
                                        Chief Operating Officer

                                  EXHIBIT INDEX

         Exhibit Number                        Exhibit Name

         Exhibit 2.1 Agreement and Plan of Merger, dated as of May 17, 2000, among TekInsight.Com, Inc., BigTech Acquisition Corp. and Big Technologies, Inc.

         Exhibit 10.1 Shareholders Agreement, dated as of May 17, 2000, among TekInsight.Com, Inc., Big Technologies, Inc. and the Shareholders.

         Exhibit 10.2 Employment Agreement, dated as of May 17, 2000, between Big Technologies, Inc., TekInsight.Com, Inc. and Kyle Tager.

         Exhibit 10.3 Form of Non-Compete Agreement to be executed between Big Technologies, Inc. and certain key employees.

         Exhibit 99.1              Press release dated May 17, 2000.

         Exhibit 99.2              Press release dated May 17, 2000.